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Exhibit 10.3

                        , 2005

Merriman Curhan Ford & Co.
        As representative of the several Underwriters
600 California Street, 9th Floor
San Francisco, California 90108

  Re:
  TC Acquisition Corp.—Lock-up Agreement

Dear Ladies and Gentlemen:

        This letter is being delivered to you in accordance with the Underwriting Agreement (the "Underwriting Agreement") entered into by and between TC Acquisition Corp., a Delaware corporation (the "Company"), and Merriman Curhan Ford & Co., as Representative (the "Representative") of the several Underwriters named in Schedule I thereto (the "Underwriters"), relating to an underwritten initial public offering (the "IPO") of the Company's units (the "Units"), each comprised of one share of the Company's common stock, par value $0.0001 per share (the "Common Stock"), and one warrant, which is exercisable for one share of Common Stock (the "Warrant"), and the direct offering (the "Direct Offering") of certain Units to MGS Partners, LLC. The Units sold in the Direct Offering will be identical to the Units sold in the IPO. The capitalized terms set forth on Schedule I attached hereto are hereby incorporated by reference herein.

        In order to induce the Company and the Underwriters to enter into the Underwriting Agreement and to proceed with the IPO and the Direct Offering, and in recognition of the benefit that such IPO (and, if applicable, the Direct Offering) will confer upon the undersigned as a stockholder of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agrees with the Representative that the undersigned will not publicly announce any intention to, will not authorize any affiliate or subsidiary, if applicable, to, and will not, without the prior written consent of the Representative on behalf of the Underwriters, directly or indirectly, (i) offer, pledge, sell, transfer or otherwise dispose of, by contract, option, right or otherwise, any Insider Shares beneficially owned by the undersigned (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) or lend, grant or otherwise transfer or dispose of any such Insider Shares, or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic characteristics of ownership of such Insider Shares (whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of such Insider Shares, in cash or otherwise), during the Lock-Up Period.

        Notwithstanding the foregoing, the undersigned may (i) transfer Insider Shares either during such person's lifetime or, on death, by bona fide gifts, will or intestacy to members of the undersigned's Immediate Family or to trusts exclusively for the benefit of members of the undersigned's Immediate Family, (ii) transfer Insider Shares pursuant to a qualified domestic relations order, or (iii) transfer record ownership of the Insider Shares whereby there is no change in beneficial ownership; provided, however, that, prior to any such transfer, such transferee executes an agreement, satisfactory to the Representative, pursuant to which such transferee agrees to receive and hold such Insider Shares subject to the provisions hereof.

        The undersigned agrees that during the Lock-up Period the certificates representing such Insider Shares owned by the undersigned shall bear the legends set forth on Exhibit A attached hereto.

        The undersigned acknowledges and understands that the Underwriters and the Company will rely upon the agreements set forth herein in proceeding with the IPO and the Direct Offering. The undersigned agrees and consents to the entry of stop transfer instructions with the Company's transfer agent against the transfer of Insider Shares except in compliance with the terms and conditions of this letter agreement.

        This letter agreement shall be binding on the undersigned and such person's respective successors, heirs, personal representatives and assigns. This letter agreement shall terminate on the Lock-Up Period Termination Date.

        This letter agreement shall be governed by and interpreted and construed in accordance with the laws of the State of New York applicable to contracts formed and to be performed entirely within the State of New York, without regard to the conflicts of law provisions thereof to the extent such principles or rules would require or permit the application of the laws of another jurisdiction.

        No term or provision of this letter agreement may be amended, changed, waived, altered or modified except by written instrument executed and delivered by the party against whom such amendment, change, waiver, alteration or modification is to be enforced.

Sincerely,
By:
Name:
Title:

Accepted and agreed:
MERRIMAN CURHAN FORD & Co.
By:
Name:
Title:

Exhibit 10.3

SCHEDULE I
SUPPLEMENTAL COMMON DEFINITIONS

        Unless the context shall otherwise require, the following terms shall have the following respective meanings for all purposes, and the following definitions are equally applicable to both the singular and the plural forms and the feminine, masculine and neuter forms of the terms defined.

        "Business Combination" shall mean the acquisition by the Company, whether by merger, capital stock exchange, asset acquisition or other similar type of transaction of one or more operating businesses in the technology-related sector having, collectively, a fair market value (as calculated in accordance with the Company's Certificate of Incorporation) at least equal to 80% of the Company's net assets at the time of such merger, capital stock exchange, asset acquisition or other similar type of transaction; provided, that any acquisition of multiple operating businesses shall occur contemporaneously with one another.

        "Direct Shares" shall mean all shares of Common Stock issued by the Company in the Direct Offering and all shares of Common Stock issuable upon the exercise of Warrants issued by the Company in the Direct Offering (such shares of Common Stock and Warrants issued as components of the Units issued in the Direct Offering).

        "Immediate Family" shall mean, with respect to any person, such person's spouse, lineal descendents, father, mother, brothers or sisters (including any such relatives by adoption or marriage).

        "Insiders" shall mean all of the officers, directors and stockholders of the Company immediately prior to the Company's IPO.

        "Insider Shares" shall mean all shares of Common Stock of the Company owned by an Insider immediately prior to the Company's IPO and all Direct Shares purchased by an Insider in the Direct Offering. For the avoidance of doubt, Insider Shares shall not include any IPO Shares purchased by Insiders in connection with or subsequent to the Company's IPO.

        "IPO Shares" shall mean all shares of Common Stock issued by the Company in its IPO, regardless of whether such shares were issued to an Insider or otherwise.

        "Lock-Up Period" shall mean the period commencing on (inclusive of such date) the closing of the IPO and the Direct Offering and the delivery of Units in connection therewith and ending on the earlier of (i) three years from the date of the prospectus pertaining to the IPO and the Direct Offering, (ii) the Company's liquidation, and (iii) the consummation of a liquidation, merger, stock exchange or other similar transaction which results in all of the Company's stockholders having the right to exchange their shares of Common Stock for cash, securities or other property subsequent to the Company's consummation of a Business Combination.

        "Lock-Up Period Termination Date" shall mean the close of business on the last day of the Lock-Up Period.

Exhibit 10.3

EXHIBIT A
LOCK-UP LEGENDS

        THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

        THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AN AGREEMENT BY THE REGISTERED HOLDER HEREOF NOT TO SELL SUCH SHARES UNTIL THE EARLIER OF (I) THREE YEARS FROM THE DATE OF THE PROSPECTUS PERTAINING TO THE COMPANY'S INITIAL PUBLIC OFFERING AND THE CONCURRENT DIRECT OFFERING, (II) THE COMPANY'S LIQUIDATION, AND (III) THE CONSUMMATION OF A LIQUIDATION, MERGER, STOCK EXCHANGE OR OTHER SIMILAR TRANSACTION WHICH RESULTS IN ALL OF THE COMPANY'S STOCKHOLDERS HAVING THE RIGHT TO EXCHANGE THEIR SHARES OF COMMON STOCK FOR CASH, SECURITIES OR OTHER PROPERTY SUBSEQUENT TO THE COMPANY'S CONSUMMATION OF A BUSINESS COMBINATION, UNLESS AN OPINION OF COUNSEL IS PROVIDED SATISFACTORY TO THE COMPANY THAT SUCH EARLIER SALE IS PERMISSIBLE UNDER THE AFOREMENTIONED AGREEMENT.

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  Exhibit 10.3
SCHEDULE I SUPPLEMENTAL COMMON DEFINITIONS
EXHIBIT A LOCK-UP LEGENDS